REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders

Delek Corp.

We have audited the accompanying balance sheet of Delek Corp. (“the Company”) as of October 20, 2003 and the related statements of operations, changes in shareholders equity, and cash flows for the period August 14, 2003 (inception) from to October 20, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Delek Corp as of October 20, 2003, and the results of its operations and its cash flows for the period from August 14, 2003 (inception) to October 20, 2003, in conformity with accounting principles generally accepted in the United States of America.

Jewett, Schwartz, & Associates

Hollywood, FL

December 19, 2003

DELEK CORP.

BALANCE SHEET

October 20, 2003
ASSETS
Cash	$—
Oil and gas properties	40,000

TOTAL ASSETS	$40,000

LIABILITIES AND SHAREHOLDER'S EQUITY
CURRENT LIABILITIES	$—
COMMITMENTS AND CONTINGENCIES
SHAREHOLDER'S EQUITY
Common stock, $0.0001 par value authorized 125,000,000 shares; no shares issued and outstanding and additional paid-in capital	40,000
Retained earnings	—

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY	$40,000

See accompanying notes to the financial statements.

DELEK CORP.

STATEMENT OF OPERATIONS

For the period from August 14, 2003 (inception) to October 20,
2003
Revenues	$—

Promotional expenses	—

NET INCOME	$—

See accompanying notes to the financial statements.

DELEK CORP.

STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY

	Common Stock and Additional Paid-in Capital	Retained Earnings	Total
Balance at August 14, 2003	$—	$—	$—
Additional paid-in capital contributed for the acquisition of oil and gas properties	40,000	—	40,000
Net Income	—	—	—

Balance at October 20, 2003	$40,000	$—	$40,000

See accompanying notes to the financial statements.

DELEK CORP.

STATEMENT OF CASH FLOWS

For the period from August 14, 2003 (inception) to October 20,
2003
Cash Flows From Operating Activities
Net loss	$—
Adjustments to reconcile net loss to net cash used by operating activities	—

Total adjustments	—

Net Cash Used in Operating Activities	—

Cash Flows From Investing Activities
Net Cash Provided by Investing Activities	—

Cash Flows From Financing Activities
Net Cash Provided by Finanacing Activities	—

NET INCREASE IN CASH	—
CASH AT BEGINNING OF PERIOD	—

CASH AT END OF PERIOD	$—

NON-CASH INVESTING AND FINANCING ACTIVITIES

Additional paid-in-capital contributed for the acquisition of oil and gas properties	$40,000

See accompanying notes to the financial statements.

DELEK CORP.

NOTES TO THE FINANCIAL STATEMENTS

For the period ended August 14, 2003 (inception) through

October 20, 2003

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Operations: Delek Corp. (“the Company”) was formed on August 14, 2003 for the purpose of petroleum exploration and production. The Company’s primary focus is on development drilling or producing properties as well as low-cost high potential exploration prospects in North America.

As further discussed in Note B, the Company has been acquired, and financing has been obtained, to facilitate the commencement of petroleum exploration and production operations.

Oil and Gas Properties: The Company uses the successful efforts method of accounting for oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties, to drill and equip exploratory wells that find proven reserves, and to drill and equip development wells are capitalized. Costs to drill exploratory wells that do not find proven reserves, geological and geophysical costs, and costs of carrying and retaining unproven properties are expensed.

Unproven oil and gas properties that are individually significant are periodically assessed for impairment of value, and a loss is recognized at the time of impairment by providing an impairment allowance. Other unproved properties are amortized based on the Company’s experience of successful drilling and average holding period. Capitalized costs of producing oil and gas properties, after considering estimated residual salvage values, are depreciated and depleted by the unit-of-production method. Support equipment and other property and equipment are depreciated over their estimated useful lives.

On the sale or retirement of a complete unit of a proved property, the cost and related accumulated depreciation, depletion, and amortization are eliminated from the property accounts, and the resultant gain or loss is recognized. On the retirement or sale of a partial unit or proved property, the cost is charged to accumulated depreciation, depletion, and amortization with a resulting gain or loss recognized in income.

Use of Estimates: In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenditures during the reported periods. Actual results could differ materially from those estimates. Estimates may include, but not be limited to, those pertaining to the estimated useful lives of property and equipment and software, determining the estimated net realizable value of receivables, and the realization of deferred tax assets.

DELEK CORP.

NOTES TO THE FINANCIAL STATEMENTS

For the period ended August 14, 2003 (inception) through

October 20, 2003

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES—continued

Research and Development Costs: Generally accepted accounting principles state that costs that provide no discernible future benefits, or allocating costs on the basis of association with revenues or among several accounting periods that serve no useful purpose, should be charged to expense in the period occurred. SFAS No. 2 “Accounting for Research and Development Costs” requires that certain costs be charged to current operations including, but not limited to: salaries and benefits; contract labor; consulting and professional fees; depreciation; repairs and maintenance on operational assets used in the production of prototypes; testing and modifying product and service capabilities and design; and, other similar costs.

Property and Equipment: Property and equipment are stated at cost. Depreciation and amortization are provided in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. When applicable, leasehold improvements and capital leases are amortized over the lives of respective leases, or the service lives of the improvements, whichever is less.

The straight-line method of depreciation is used for financial reporting purposes.

The estimated useful lives, of property and equipment, are as follows:

YEARS
Computer equipment, peripherals and software	2-3
Office equipment	3-5
Furniture and fixtures	5-7

Long-Lived Assets and Asset Impairment: It is the Company’s policy to review the carrying value of long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of such assets may not be recoverable. Measurement of the impairment loss is based on the fair value of the asset.

Revenue recognition: Revenue will be recognized when earned on the basis of production for drilling operations pursuant of the terms of the relevant mining agreements and SAB 101.

Income Taxes: Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial statements. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferral tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, Accounting for Income Taxes. As changes in tax laws or rate are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

DELEK CORP.

NOTES TO THE FINANCIAL STATEMENTS

For the period ended August 14, 2003 (inception) through

October 20, 2003

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES—continued

Recent Accounting Pronouncements:

The Financial Accounting Standards Board has recently issued several new accounting pronouncements which may apply to the Company.

Statement No. 141 “Business Combinations” establishes revised standards for accounting for business combinations. Specifically, the statement eliminates the pooling method, provides new guidance for recognizing intangible assets arising in a business combination, and calls for disclosure of considerably more information about a business combination. This statement is effective for business combinations initiated on or after July 1, 2001. This pronouncement does not have a material effect on the Company’s financial position, results of operations or liquidity.

Statement No. 142 “Goodwill and Other Intangible Assets” provides new guidance concerning the accounting for the acquisition of intangibles, except those acquired in a business combination, which is subject to SFAS 141, and the manner in which intangibles and goodwill should be accounted for subsequent to their initial recognition. Generally, intangible assets with indefinite lives, and goodwill, are no longer amortized; they are carried at lower of cost or market and subject to annual impairment evaluation, or interim impairment evaluation if an interim triggering event occurs, using a new fair market value method. Intangible assets with finite lives are amortized over those lives, with no stipulated maximum, and an impairment test is performed only when a triggering event occurs. This statement is effective for all fiscal years beginning after December 15, 2001. This pronouncement did not have a material effect on the Company’s financial position, results of operations or liquidity.

In August 2001, the FASB issued SFAS No. 143, “Accounting for Asset Retirement Obligations.” The standard requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred. When the liability is initially recorded, the entity capitalizes a cost by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset. Upon settlement of the liability, an entity either settles the obligation for its recorded amount or incurs a gain or loss upon settlement. The standard is effective for fiscal years beginning after June 15, 2002. This pronouncement does not have a material effect on the Company’s financial position, results of operations or liquidity.

DELEK CORP.

NOTES TO THE FINANCIAL STATEMENTS

For the period ended August 14, 2003 (inception) through

October 20, 2003

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES—continued

Statement No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” supercedes Statement No. 121 “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of” (“SFAS 121”). Though it retains the basic requirements of SFAS 121 regarding when and how to measure an impairment loss, SFAS 144 provides additional implementation guidance. SFAS 144 excludes goodwill and intangibles not being amortized among other exclusions. SFAS 144 also supercedes the provisions of APB 30, “Reporting the Results of Operations,” pertaining to discontinued operations. Separate reporting of a discontinued operation is still required, but SFAS 144 expands the presentation to include a component of an entity, rather than strictly a business segment as defined in SFAS 131, “Disclosures about Segments of an Enterprise and Related Information.” SFAS 144 also eliminates the current exemption to consolidation when control over a subsidiary is likely to be temporary. This statement is effective for all fiscal years beginning after December 15, 2001. This pronouncement does not have a material effect on the Company’s financial position, results of operations or liquidity.

Statement No. 145, “Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections,” updates, clarifies, and simplifies existing accounting pronouncements. Statement No. 145 rescinds Statement 4, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in Opinion 30 will now be used to classify those gains and losses. Statement 64 amended Statement 4, and is no longer necessary because Statement 4 has been rescinded. Statement 44 was issued to establish accounting requirements for the effects of transition to the provisions of the motor Carrier Act of 1980. Because the transaction has been completed, Statement 44 is no longer necessary. Statement 145 amends Statement 13 to require that certain lease modifications that have economic effects similar to sale-leaseback transactions be accounted for in the same manner as sale-leaseback transactions. This amendment is consistent with FASB’s goal requiring similar accounting treatment for transaction that have similar economic effects. This statement is effective for fiscal years beginning after May 15, 2002. The adoption of SFAS No. 145 does not have a material impact on the Company’s financial position, results of operations or liquidity.

DELEK CORP.

NOTES TO THE FINANCIAL STATEMENTS

For the period ended August 14, 2003 (inception) through

October 20, 2003

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES—continued

Statement No. 146, “Accounting for Exit or Disposal Activities” (“SFAS 146”) addresses the recognition, measurement, and reporting of cost that are associated with exit and disposal activities that are currently accounted for pursuant to the guidelines set forth in EITF 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to exit an Activity (including Certain Cost Incurred in a Restructuring),” cost related to terminating a contract that is not a capital lease and one-time benefit arrangements received by employees who are involuntarily terminated – nullifying the guidance under EITF 94-3. Under SFAS 146, the cost associated with an exit or disposal activity is recognized in the periods in which it is incurred rather than at the date the Company committed to the exit plan. This statement is effective for exit or disposal activities initiated after December 31, 2002 with earlier application encouraged. The adoption of SFAS 146 is not expected to have a material impact on the Company’s financial position, results of operations or liquidity.

Statement No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure”, amends FASB Statement No. 123, “Accounting for Stock-Based Compensation.” In response to a growing number of companies announcing plans to record expenses for the fair value of stock options, Statement 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, Statement 148 amends the disclosure requirements of Statement 123 to require more prominent and more frequent disclosures in financial statements about the effects of stock-based compensation. The Statement also improves the timeliness of those disclosures by requiring that this information be included in interim as well as annual financial statements. In the past, companies were required to make pro forma disclosures only in annual financial statements. The transition guidance and annual disclosure provisions of Statement 148 are effective for fiscal years ending after December 15, 2002, with earlier application permitted in certain circumstances. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002. The Company adopted the disclosure provisions of Statement 148 for the year ended December 31, 2002, but will continue to use the method under APB 25 in accounting for stock options. The adoption of the disclosure provisions of Statement 148 does not have a material impact on the Company’s financial position, results of operations or liquidity.

DELEK CORP.

NOTES TO THE FINANCIAL STATEMENTS

For the period ended August 14, 2003 (inception) through

October 20, 2003

NOTE B—BUSINESS COMBINATION

On October 20, 2003, the Company was merged into The Havana Republic, Inc. Under the terms of agreement, Havana issued twenty seven million (27,000,000) shares of common stock to the Company in exchange for 100% of the outstanding shares of the Company. Upon consummation of the merger, the Company is a wholly owned subsidiary of The Havana Republic, Inc.

NOTE C—SUBSEQUENT EVENT

In November 2003, the Company committed to purchase 100% of all right, title and interest in an oil and gas prospect for a total purchase price of $100,000.